SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  N/A)

Filed by the registrant  [X]
Filed by a party other than the registrant  [ ]
Check the appropriate box:                    [ ]  Confidential, for Use of
  [ ]  Preliminary proxy statement                 the Commission Only (as
  [X]  Definitive proxy statement                  permitted by Rule 14a-6(e)(2)
  [ ]  Definitive additional materials
  [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            CHEROKEE BANKING COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of filing fee (Check the appropriate box):
     [X]  No fee required
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5)  Total fee paid:

--------------------------------------------------------------------------------
     [ ]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

--------------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
     (3)  Filing Party:

--------------------------------------------------------------------------------
     (4)  Date Filed:

--------------------------------------------------------------------------------

                            CHEROKEE BANKING COMPANY
                            1275 Riverstone Parkway
                                  P.O. Box 4250
                              Canton, Georgia 30114
                                 (770) 479-3400



                                 March 27, 2003



To the Shareholders of Cherokee Banking Company:

     You are cordially invited to attend the annual meeting of shareholders of Cherokee Banking Company (the "Company") to be held at Cherokee Bank, N.A., 1275 Riverstone Parkway, Canton, Georgia, on Monday, April 28, 2003 at 5:00 p.m.

     The attached notice of the annual meeting and proxy statement describes the formal business to be transacted at the meeting. We will also report on our operations during the past year and during the first quarter of fiscal year 2003, as well as our plans for the future.

     A copy of our annual report, which contains information on our operations and financial performance as well as our audited financial statements, is also included with this proxy statement.

     We cannot take any action at the meeting unless the holders of a majority of the outstanding shares of common stock of the Company are represented, either in person or by proxy. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, DATE, AND SIGN THE ENCLOSED PROXY CARD, AND RETURN IT TO THE COMPANY IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

     Returning the proxy card will NOT deprive you of your right to attend the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.

     I sincerely hope that you will be able to attend the meeting, and I look forward to seeing you.


                                   Sincerely,


                                   /s/ Dennis W. Burnette
                                   Dennis W. Burnette
                                   President and Chief Executive Officer

                            CHEROKEE BANKING COMPANY
                             1275 Riverstone Parkway
                                  P.O. Box 4250
                             Canton, Georgia  30114
                                 (770) 479-3400



                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 28, 2003



To the Shareholders of Cherokee Banking Company:

     The Annual Meeting of Shareholders of Cherokee Banking Company will be held on Monday, April 28, 2003, at 5:00 p.m. at Cherokee Bank, N.A., 1275 Riverstone Parkway, Canton, Georgia for the following purposes:

     (1) To elect three (3) persons to serve as Class I directors for a three-year term; and

     (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 24, 2003, as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting.

     We hope that you will be able to attend the meeting. We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign, and return the enclosed proxy card as soon as possible. Promptly returning your proxy card will help ensure the greatest number of shareholders are present whether in person or by proxy.

     If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.



                                      By Order of the Board of Directors,


                                      /s/ A. R. Roberts, III
                                      A. R. Roberts, III
                                      Secretary


March 27, 2003

                            CHEROKEE BANKING COMPANY
                             1275 RIVERSTONE PARKWAY
                             CANTON, GEORGIA  30114
                                 (770) 479-3400
           __________________________________________________________

                     PROXY STATEMENT FOR 2003 ANNUAL MEETING
           __________________________________________________________

                                  INTRODUCTION

TIME AND PLACE OF THE MEETING

     The board of directors of Cherokee Banking Company (the "Company") is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on Monday, April 28, 2003, at Cherokee Bank, N.A. (the "Bank"), 1275 Riverstone Parkway, Canton, Georgia, and at any adjournments of the meeting.

RECORD DATE AND MAIL DATE

     The close of business on March 24, 2003 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on or about March 27, 2003.

NUMBER OF SHARES OUTSTANDING

     As of the close of business on the record date, the Company had 10,000,000 shares of common stock, no par value authorized, of which 738,658 shares were issued and outstanding. Each issued and outstanding share is entitled to one vote on all matters presented at the meeting.

ANNUAL REPORT AND OTHER MATTERS

     The 2002 Annual Report to Shareholders, which was mailed to shareholders with or preceding this proxy statement, contains financial and other information about our activities, but is not incorporated into this proxy statement and is not to be considered as part of these proxy soliciting materials. The information contained in the "Audit Committee Report" below shall not be deemed "filed" with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 17 of the Securities and Exchange Act of 1934, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Act of 1934.

     We will provide upon written request, without charge to each shareholder of record as of the record date, a copy of our annual report on Form 10-KSB, as amended, for the year ended December 31, 2002 as filed with the Securities and Exchange Commission. Any exhibits listed in the Form 10-KSB report, as amended, also will be furnished upon written request at the actual expenses we incur in furnishing such exhibits. Any such requests should be directed to A. R. Roberts, III, the Company's secretary, at the address set forth at the beginning of this proxy statement.


                          VOTING AT THE ANNUAL MEETING

PROPOSAL TO BE CONSIDERED

     Shareholders will be asked to elect three (3) persons to serve as Class I Directors for a three-year term, expiring in 2006. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL.
                  ---

PROCEDURES FOR VOTING BY PROXY

     If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted for the election of the nominated directors and in the best
                    ---
judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. If any nominee for election to the board of directors named in this proxy statement becomes unavailable for election for any reason, the proxy will be voted for a substitute nominee selected by the board of directors.

     You can revoke your proxy at any time before it is voted by delivering to Dennis W. Burnette, president and chief executive officer of the Company, at the main office of the Company, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

REQUIREMENTS FOR SHAREHOLDER APPROVAL

     A quorum will be present at the meeting if a majority of the outstanding shares of common stock is represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a director, however, will be counted for purposes of determining whether a particular director nominee receives sufficient votes to be elected. To be elected, a director nominee must receive more votes for than against his or her election as a director. As a result, if you withhold your vote as to one or more nominees, it will have the effect of a vote against the election of the withheld nominee(s).

     ABSTENTIONS. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

     BROKER NON-VOTES. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that contain a broker vote on one or more proposals but no vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

     Approval of any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.


                             SOLICITATION OF PROXIES

     The Company will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.


                              ELECTION OF DIRECTORS

DIRECTOR NOMINEES

     The Company's Articles of Incorporation provide that the Board of Directors of the Company will be divided into three (3) classes - Class I, Class II and Class III - each of which is as nearly equal in number as possible. The directors in each class serve for staggered terms of three years each. The Board of Directors recommends that the shareholders elect the nominees identified below as Class I Directors. The following table shows for each nominee: (a) his or her name, (b) his or her age at December 31, 2002, (c) how long he or she has been a director of the Company, (d) his or her position(s) with the Company, and (e) his or her principal occupation and business experience for the past five years. Except as otherwise indicated, each director has been engaged in his or her present principal occupation for more than five years.

                                        CLASS I-DIRECTOR NOMINEES
                              (Nominated for Three-Year Term Expiring 2006)

                                DIRECTOR
NAME (AGE)                       SINCE    POSITION WITH THE COMPANY AND BUSINESS EXPERIENCE
----------                     ---------  -------------------------------------------------

Dennis W. Burnette (56)             1998  -  President and Chief Executive Officer, Cherokee Banking
                                             Company and Cherokee Bank;
                                          -  Former Executive Search Consultant, Sanford Rose Associates

William L. Early, MD (49)           1998  -  Physician;
                                          -  Founder, President and Managing Partner, Etowah Regional
                                             Medical Services, Inc.

Albert L. Evans, Jr., PhD (56)      1998  -  Science Division Chairperson and Chemistry Teacher, Etowah
                                             High School

CONTINUING  DIRECTORS

     The following two tables set forth, for each remaining director of the Company who's term has not yet expired, the following: (a) his or her name, (b) his or her age at December 31, 2002, (c) how long he or she has been a director of the Company, (d) his or her position(s) with the Company, and (e) his or her principal occupation and business experience for the past five years. Except as otherwise indicated, each director has been engaged in his or her present principal occupation for more than five years.

                                      CLASS III-CONTINUING DIRECTORS
                                            (Term Expiring 2005)

                                DIRECTOR
NAME (AGE)                       SINCE    POSITION WITH THE COMPANY AND BUSINESS EXPERIENCE
----------                      --------  -------------------------------------------------

Wanda P. Roach (54)                 1998  -  Real Estate Agent, Century 21-Max Stancil Realty;
                                          -  Board Member-City of Canton Downtown Development
                                             Authority Board

A. R. (Rick) Roberts, III (49)      1998  -  Secretary, Cherokee Banking Company;
                                          -  Chief Financial Officer and Chief Operations Officer,
                                             Cherokee Bank;
                                          -  Mayor, Ball Ground;
                                          -  Board Member, Development Authority, Cherokee County

Donald F. Stevens (59)              1998  -  Chairman of the Board-Cherokee Banking Company and
                                             Cherokee Bank;
                                          -  Vice Chairman-Cherokee County Water & Sewer Authority;
                                          -  Member-Atlanta Hartsfield Airport Authority;
                                          -  Retired Captain, Delta Air Lines, Inc.

Edwin I. Swords, III (43)           1998  -  Dentist, Swords and Phelps

                                   CLASS II-CONTINUING DIRECTORS
                                        (Term Expiring 2004)

                          DIRECTOR
NAME (AGE)                 SINCE    POSITION WITH THE COMPANY AND BUSINESS EXPERIENCE
------------------------  --------  -------------------------------------------------

J. Calvin Hill, Jr. (55)      1998  -  President, Gila Distributing-GA, Inc.;
                                    -  President, Gila Properties, Inc.;
                                    -  State House Representative (District 16);
                                    -  Former Board Member, Development Authority, Cherokee
                                       County;
                                    -  Former Mayor, Ball Ground

Roger M. Johnson (60)         1998  -  Partner, Bray & Johnson (Attorneys at Law)
                                    -  Partner-Johnson-Kent, LLC (a real estate investment and management company);
                                    -  President and Owner-North Street Properties, Inc.

J. David Keller (55)          1998  -  Partner-Denney-Keller Investments, LLC (a real estate investment and management company)
                                    -  Former President-Full Line Distributors, Inc. (a sportswear distribution company)

The directors of the Bank are the same as those of the Company.

MEETINGS AND COMMITTEES OF THE BOARD

     During the year ended December 31, 2002, the board of directors of the Company held six meetings and the board of directors of the Bank held 13 meetings. Additionally, while formally organized at the Bank level, the executive committee (which held ten meetings during 2002), the audit committee (which held four meetings during 2002), and the compensation committee (which held ten meetings during 2002) also discussed various matters related to the Company. Based upon these board and committee meetings, for calendar year 2002, all incumbent directors attended at least 75% of their respective board and committee meetings, except for Dr. Early, who attended 74% of his respective board and committee meetings and Mr. Hill, who attended 68% of his respective board and committee meetings.

     The compensation committee consists of William L. Early, Albert L. Evans, Jr. and J. David Keller and is responsible for establishing targets and awards under our management compensation plan, granting stock options, reviewing salary ranges and fringe benefits, reviewing and approving compensation of the president and chief executive officer and administering the Cherokee Banking Company 2000 Stock Option Plan.

     The Company does not have a nominating committee. The board of directors will consider shareholders' nominations of individuals to serve as directors if the shareholder furnishes in writing to the chairman of the board of the Company information concerning the nominees, including the person's name and a description of his or her qualifications.

     The audit committee recommends to the Bank's, and therefore to the Company's, board of directors the independent public accountants to be selected to audit the Bank's and the Company's annual financial statements and determines that all audits and exams required by law are performed fully, properly and in a timely fashion. The audit committee also evaluates internal accounting controls, reviews the adequacy of the internal audit budget, personnel and audit plan. The audit committee during 2002 consisted of Albert L. Evans, Jr., Roger
M. Johnson and Wanda P. Roach. Under National Association of Securities Dealers' listing standards, each member of the committee is deemed to be an independent director. However, in light of recent changes to federal securities laws and the desire of the Board of Directors to maintain an independent audit committee, Mr. Johnson and Ms. Roach each have voluntarily relinquished their membership on the audit committee due to their periodic engagements by the Bank or the Company of their professional services. Accordingly, effective February 19, 2003, J. Calvin Hill, Jr. and Donald F. Stevens have been appointed as members of the audit committee in place of Mr. Johnson and Ms. Roach. The Company's and the Bank's board of directors have not adopted a written charter for the audit committee.

AUDIT COMMITTEE REPORT

     The audit committee reports as follows with respect to the audit of the Company's 2002 audited consolidated financial statements.

     - The audit committee has reviewed and discussed the Company's 2002 audited consolidated financial statements with the Bank's and the Company's management;

     - The audit committee has discussed with the independent auditors Porter Keadle Moore, LLP the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements;

     - The audit committee has received written disclosures and the letter from the independent auditors required by ISB Standard No. 1 (which relates to the auditors' independence from the corporation and its related entities) and has discussed with the auditors the auditors' independence from the Company and the Bank; and

     - Based on review and discussions of the Company's 2002 audited consolidated financial statements with management and discussions with the independent auditors, the audit committee recommended to the Board of Directors that the Company's 2002 audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB.

          March 19, 2003           Audit Committee:     Albert L. Evans, Jr.,
                                                        J. Calvin Hill, Jr.
                                                        Donald F. Stevens


                               EXECUTIVE OFFICERS

     The following table shows for each executive officer of the Company: (a) his name, (b) his age at December 31, 2002, (c) how long he has been an officer of the Company, and (d) his positions with the Company and the Bank:

                                                POSITION WITH THE
NAME (AGE)                      OFFICER SINCE  COMPANY AND THE BANK
------------------------------  -------------  --------------------

Dennis W. Burnette (56)                  1999  President and Chief Executive Officer
                                               of Cherokee Banking Company and
                                               Cherokee Bank;
                                               Director

A. R. (Rick) Roberts, III (49)           1999  Secretary, Cherokee Banking Company;
                                               Senior Vice President, Chief Financial Officer and
                                               Chief Operations Officer of Cherokee Bank;
                                               Director

John S. Moreau (33)                      2001  Senior Vice President and Chief Lending Officer
                                               of Cherokee Bank

                                  COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years 2002, 2001 and 2000 of our president and chief executive officer. No other executive officer received a combined payment of salary and bonus in excess of $100,000 for services rendered to the Company during 2002.

SUMMARY COMPENSATION TABLE

     The following table presents the total compensation the Company (or the Bank) paid or granted to Mr. Burnette as the Company's chief executive officer in fiscal years 2002, 2001 and 2000.

============================================================================================================
                                                                       Long-Term Compensation
                                                                 --------------------------------
                               Annual Compensation                  Awards            Payouts
                          -----------------------------          --------------------------------
                                                  Other      Restricted                             All
                                                 Annual         Stock     Options/     LTIP        Other
                            Salary    Bonus   Compensation     Awards       SARs     Payouts   Compensation
Name and Position    Year    ($)       ($)         ($)           ($)         (#)       ($)          ($)
-------------------  ----  --------  -------  -------------  -----------  ---------  --------  -------------
Dennis W. Burnette,  2002   130,000   14,280          --(1)            0          0         0      11,307(2)
President and  CEO   2001   120,000        0          --(1)            0          0         0       4,708(2)
                     2000   120,000        0          --(1)            0          0         0       5,530(2)
============================================================================================================

(1) The aggregate value of "other annual compensation" does not meet the minimum amount required for disclosure under the Securities and Exchange Commission's regulations and is therefore omitted.
(2) Primarily consists of insurance premiums paid by the Company on behalf of Mr. Burnette and amounts earned under Mr. Burnette's supplemental executive retirement agreement with the Bank. This supplemental executive retirement agreement is further explained below.


AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2002 AND FISCAL YEAR-END OPTION
VALUES

     The following table sets forth information at December 31, 2002, concerning stock options held by the Company's chief executive officer. The Company did not grant any stock options during 2002 to its chief executive officer. Additionally, the Company's chief executive officer did not exercise any options to purchase common stock of the Company during 2002. We have not granted any stock appreciation rights, restricted stock or stock incentives to our chief executive officer during 2002.

                                               Number of Securities     Value of Unexercised In-the-Money
                     Number of                 Number of Unexercised               Options at
                      Shares                         Options                   December 31, 2002
                    Acquired on    Value    --------------------------  ---------------------------------
Name                 Exercise    Realized   Exercisable  Unexercisable  Exercisable(1)   Unexercisable(1)
------------------  -----------  ---------  -----------  -------------  ---------------  ----------------
Dennis W. Burnette            0  $       0       24,000          6,000  $       114,000  $         28,500

---------------
(1) Based the closing price of $14.75 for the Company's common stock on December 31, 2002, as reported by the Nasdaq OTC Bulletin Board under the symbol "CHKJ."

EMPLOYMENT AGREEMENT

     Effective January 1, 1999, the Company entered into an employment agreement with Dennis W. Burnette. Under the terms of the employment agreement, the Bank pays Mr. Burnette a base salary of $120,000 per year during the term of the agreement. Beginning in 2000, and for each calendar year thereafter, the Bank may also pay Mr. Burnette a cash bonus based on pre-established performance standards determined by the board of directors of the Bank. The board of directors establishes these performance standards on an annual basis, which involve various earnings, asset quality, compliance and other factors deemed relevant by the compensation committee. Under the terms of his employment agreement, the Company granted Mr. Burnette a nonqualified stock option to purchase 30,000 shares of common stock. The option becomes exercisable in annual increments of 6,000 shares and has an exercise price of $10.00 per share. The initial term of Mr. Burnette's employment ended on January 1, 2002; however, the agreement provides for automatic 12-month extensions unless the Bank or Mr. Burnette elects not to extend the agreement.

     If the Bank terminates Mr. Burnette's employment without cause (as defined in the agreement) or elects not to extend the term of the agreement, or if Mr. Burnette terminates his employment with cause, the Bank will be required to pay Mr. Burnette's base salary for a period of 12 months.

DIRECTOR COMPENSATION

     Effective January 1, 2003, the Company began paying each non-employee member of the board of directors $100 per board meeting attended and $50 per committee meeting attended, with the chairman of the board of directors receiving $150 per board meeting and each committee chairpersons being paid $75 for each committee meeting. Additionally, each non-employee director earns supplemental retirement benefits as further explained below.

SUPPLEMENTAL RETIREMENT BENEFIT AGREEMENTS

In August 2002, the Bank executed agreements to provide supplemental retirement benefits to its executive officers, Messrs. Burnette, Roberts and Moreau, and its directors. Under the terms of the agreements, the Bank will provide annual payments to the covered directors and executive officers (or their beneficiaries) once they have obtained the age 65 based on their respective accrued benefits under the supplemental retirement plan. As of December 31, 2002, the annual, supplemental retirement benefits projected for each of the named executive officers were as follows:

             NAME                           PROJECTED ANNUAL BENEFIT
             ----                           ------------------------
             Dennis W. Burnette                    $92,282
             A. R. (Rick) Roberts, III             $73,079
             John S. Moreau                       $167,892

The projected annual, supplemental retirement benefits for directors vary, and are projected to range from approximately $5,100 to $10,250.

     For both directors and executive officers, no accrued benefit payments will be paid to any director or executive officer before attaining the retirement age of 65, except in the case of death where certain death benefits will be paid to the director's or executive officer's named beneficiary or beneficiaries in accordance with his or her agreement with the Bank. Additionally, the projected annual, supplemental retirement benefits under the agreements are not guaranteed by the Bank or the Company.

     For directors, interest in their respective accrued benefits vest completely upon their third year of continuous service with the Bank as a director. For executive officers, interest in their respective accrued benefits vest annual as follows:

                                            VESTING PERCENT
             NAME                           PER YEAR OF SERVICE
             ----                           -------------------
             Dennis W. Burnette                   10.0%
             A. R. (Rick) Roberts, III             5.9%
             John S. Moreau                        3.3%

Additionally, for both executive officers and directors, vesting is accelerated upon a change in control of the Bank or the Company.

     The Bank purchased whole life insurance policies to facilitate its ability to satisfy the supplemental retirement benefit obligations represented by these agreements. The Bank is the sole owner of these policies and receives earnings from the policies prior to benefits accruing to the participants. The Bank will receive the majority of the death benefits paid in the event of death of a covered executive officer or director. In the event of death, a portion of the death benefits paid will also go to the named beneficiary or beneficiaries of the deceased. As of December 31, 2002, the aggregate cash surrender value of these policies was approximately $1.55 million and the amount of accrued supplemental retirement benefits for the covered executive officers and directors were approximately $10,600 and $13,300, respectively.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

BENEFICIAL OWNERSHIP TABLE

     The following table lists, as of the record date, the number of shares of common stock beneficially owned by (a) each current director of the Company, (b) the executive officer listed in the Summary Compensation Table, and (c) all current executive officers and directors as a group. As of the record date, the Company was unaware of any non-director shareholders who beneficially owned more than 5% of the outstanding common stock. The information shown below is based upon information furnished to the Company by the named persons. The address for each of the directors is 1275 Riverstone Parkway, Canton, Georgia 30114. Information relating to beneficial ownership of the Company is based upon "beneficial ownership" concepts described in the rules issued under the Securities Exchange Act. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within sixty days from the record date. Unless otherwise indicated, voting and investment power associated with the number of shares listed are or would be held solely by the reporting person.

                                 NUMBER       PERCENT
NAME                          OF SHARES(1)  OF CLASS(1)  NATURE OF BENEFICIAL OWNERSHIP
----------------------------  ------------  -----------  ------------------------------

Dennis W. Burnette(2)               55,200         7.1%  1,100 shares owned jointly with spouse; 24,000 shares subject to exercisable options; 15,600 shares subject to exercisable warrants.

William L. Early                    60,000         7.9%  20,000 shares owned jointly with spouse; 10,000 shares owned by Etowah Regional Medical Services, PC 401(k) Plan of which
                                                         Dr. Early is a trustee and beneficiary; 25,000 shares subject to exercisable warrants.

Albert L. Evans, Jr.                50,000         6.5%  25,000 shares subject to exercisable warrants.

J. Calvin Hill, Jr.                 24,000         3.2%  12,000 shares owned jointly with spouse; 12,000 shares subject to exercisable warrants.

Roger M. Johnson                    25,260         3.4%  12,500 shares subject to exercisable warrants.

J. David Keller                     20,000         2.7%  10,000 shares subject to exercisable warrants.

John S. Moreau(2)                      700         0.2%

Wanda P. Roach                      20,225         2.7%  10,000 shares subject to exercisable warrants.

A. R. (Rick) Roberts, III(2)        50,500         6.6%  4,500 shares owned jointly with spouse; 1,700 shares held as custodian for his children; 23,450 shares subject to exercisable warrants; 3,200 shares subject to exercisable options.

Donald F. Stevens                   50,000         6.5%  15,000 shares held by the Donald F. Stevens Trust of which Mr.
                                                         Stevens is a trustee and beneficiary; 25,000 shares subject to exercisable warrants.

Edwin I. Swords, III                52,975         6.9%  2,000 shares held by Swords and Swords, DDS, PC, Profit
                                                         Sharing Plan of which Dr. Swords is a trustee and beneficiary;
                                                         975 shares held as custodian for child; 25,000 shares subject to exercisable warrants.

ALL DIRECTORS AND EXECUTIVE        409,860        43.2%
OFFICERS, AS A GROUP

---------------
(1) Includes shares subject to exercisable warrants and options held by directors and executive officers as if they were issued and outstanding.
(2) Messrs. Burnette, Roberts and Moreau are also executive officers of the Company and/or the Bank.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act requires the Company's directors and executive officers and persons who own beneficially more than 10% of the Company's outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company's common stock. Directors, executive officers and greater than 10% shareholders are required to furnish the Company with copies of the forms they file. To our knowledge, based solely on a review of the copies of these reports furnished to the Company, during the fiscal year ended December 31, 2002, all of our directors and executive officers, who are listed above, complied with all applicable Section 16(a) filing requirements except for Mr. Moreau who filed a Form 3 and a Form 4 subsequent to applicable filing deadlines.

                           RELATED PARTY TRANSACTIONS

     The Company and the Bank have banking and other business transactions in the ordinary course of business with directors and officers of the Company and the Bank and their affiliates, including members of their families, corporations, partnerships or other organizations in which such directors and officers have a controlling interest. These transactions take place on substantially the same terms (including price, interest rate and collateral) as those prevailing at the same time for comparable transactions with unrelated parties. In the opinion of management, these transactions do not involve more than the normal risk of collectibility or present other unfavorable features to the Company or the Bank.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has selected the accounting firm of Porter Keadle Moore, LLP to serve as auditors for the Company for the current year. The firm of Porter Keadle Moore, LLP has served as the Company's auditors since 1998. A representative of the firm is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

     AUDIT FEES. In connection with services rendered in connection with the audit of the Company's annual financial statements and the review of the Company's interim financial statements, the Company has estimated that its total audit fees for fiscal year 2002 were approximately $42,548. This figure is based on an estimate provided by our accountants, Porter Keadle Moore, LLP, and includes fees for services that were billed to the Company in fiscal year 2003 in connection with the 2002 fiscal year audit.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Porter Keadle Moore, LLP did not perform Financial Information Systems Design or Implementation services in fiscal year 2002.

     OTHER FEES. During fiscal year 2002, the Company was billed $23,100 by its principal accountants for services not described above. These "other fees" were for services including tax compliance and consulting and outsourced internal audit procedures.

     The audit committee of the Bank considered whether the provision of non-audit services by Porter Keadle Moore, LLP is consistent with maintaining the accountants' independence.

                              SHAREHOLDER PROPOSALS

     Shareholder proposals submitted for consideration at the next annual meeting of the shareholders must be received by the Company no later than December 15, 2003, to be included in the 2004 proxy materials. A shareholder must notify the Company before February 23, 2004 of a proposal for the 2004 annual meeting which the shareholder intends to present other than by inclusion in the Company's proxy material. If the Company does not receive such notice prior to February 23, 2004, proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any such matter.

                                  OTHER MATTERS

     The Board of Directors of the Company knows of no other matters that may be brought before the meeting. If, however, any matter other than the election of directors, or matters incidental to the election of directors, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

     Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card promptly. A pre-addressed envelope has been provided for that purpose. No postage is required if the proxy card is mailed in the United States.

March 27, 2003

                            CHEROKEE BANKING COMPANY
                                      PROXY
                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON MONDAY APRIL 28, 2003

     The undersigned hereby appoints Dennis W. Burnette or A. R. Roberts, III, as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the Common Stock of Cherokee Banking Company (the "Company"), which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on April 28, 2003 at Cherokee Bank, N.A., located at 1275 Riverstone Parkway, Canton, Georgia, and at any adjournments thereof, upon the proposal described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Annual Meeting, receipt of which are hereby acknowledged.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL.

PROPOSAL:    To  elect  the  three (3) persons listed below to serve as Class I directors  of  the  Company  for  a  term  of  three  years:

-  DENNIS W. BURNETTE    -  WILLIAM L. EARLY, MD    -  ALBERT L. EVANS, JR., PHD

[ ]  FOR all nominees listed above (except as    [ ]    WITHHOLD authority to
     indicated below)                                   vote for all nominees
                                                        listed above

INSTRUCTION:     To  withhold  authority  for any individual nominee, mark "FOR"
above,  and  write  the  nominee's  name  in  this space
                                                                              .
--------------------------------------------------------------------------------

                         (CONTINUED ON THE REVERSE SIDE)

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL.

     DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.


                              --------------------------------------------------
                              Signature(s) of Shareholder(s)

[LABEL]
                              --------------------------------------------------
                              Name(s) of Shareholders(s)

                              Date:                                       , 2003
                                   --------------------------------------
                                        (Be sure to date your Proxy)

                              Please mark, sign and date this Proxy, and return it in the enclosed pre-addressed envelope. No postage is necessary. If stock is held in the name of more than one person, all must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     (Please check the applicable box)
     I WILL [ ]    WILL NOT [ ]   BE ATTENDING THE ANNUAL SHAREHOLDERS MEETING.

                     PLEASE RETURN PROXY AS SOON AS POSSIBLE
                     ---------------------------------------